Exhibit 99.2


MBNA MASTER CREDIT CARD TRUST 1993-4

KEY PERFORMANCE FACTORS
October, 1998

Scheduled Maturity                                      6/15/99


Coupon                                                  5.7500%


Excess Protection Level
   3 Month Average  7.79%
     October, 1998  8.69%
     September, 1998  6.45%
     August, 1998  8.25%



Cash Yield                                              22.47%


Investor Charge Offs                                    5.64%


Base Rate                                               8.13%


Over 35 Day Delinquency                                 5.68%


Seller's Interest                                       31.33%


Total Payment Rate                                      11.55%


Total Principal Balance                                $3,737,935,813.81


Investor Participation Amount                          $666,666,666.68


Seller Participation Amount                            $1,171,269,147.1